UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2018

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8     Other Events
Item 8.01     Other Events

As previously disclosed, on February 26, 2018, Compass Group Diversified Holdings LLC (the "Company") and Compass Diversified Holdings ("Holdings," and together with the Company, collectively “CODI”, “us” or “we”) completed the transaction whereby, one of CODI’s existing portfolio companies, Sterno Products, LLC, a Delaware limited liability company (“Sterno”), acquired all of the issued and outstanding capital stock of Rimports, Inc., a Utah corporation (“Rimports”), pursuant to a Stock Purchase Agreement, dated January 23, 2018 (the “Stock Purchase Agreement”), by and among Sterno and Jeffery W. Palmer, individually and in his capacity as Seller Representative, the Jeffery Wayne Palmer Dynasty Trust dated December 26, 2011, the Angela Marie Palmer Irrevocable Trust dated December 26, 2011, the Angela Marie Palmer Charitable Lead Trust, the Fidelity Investments Charitable Gift Fund, the TAK Irrevocable Trust dated June 7, 2012, and the SAK Irrevocable Trust dated June 7, 2012. This Current Report on Form 8-K/A (the "Amended Report") updates the Current Report on Form 8-K filed by CODI on February 27, 2018 (the "Original Report") to include the audited financial statements financial statements of Rimports and the unaudited pro forma financial information of CODI in accordance with Item 9.01 of Form 8-K. No other amendments to the Original Report are being made by the Amended Report.

Section 9    Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Rimports, Inc. for the fiscal year ended February 28, 2017 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

The unaudited consolidated interim financial statements of Rimports for the nine months ended November 30, 2017 are attached hereto as Exhibit 99.2 and are incorporated by reference into this item 9.01(a) and made a part hereof.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 9.01(b) and made a part hereof: (i) unaudited condensed consolidated pro forma balance sheet at December 31, 2017 and notes thereto, and (ii) unaudited condensed combined pro forma statements of operations for the fiscal year ended December 31, 2017 and the notes thereto.

(d) Exhibits.

23.1	Consent of Hawkins

99.1	Audited consolidated financial statements of Rimports as of and for the year ended February 28, 2017

99.2	Unaudited interim consolidated financial statements of Rimports as of and for the nine months ended November 30, 2017

99.3
Unaudited Condensed Combined Pro Forma Balance Sheet of Compass Diversified Holdings at December 31, 2017 and notes thereto and Unaudited Condensed Combined Pro Forma Statements of Operations for the year ended December 31, 2017 and notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2018	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2018	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer